QUANTX RISK MANAGED REAL RETURN ETF

(Cboe BZX Exchange, Inc.: QXRR)

QUANTX RISK MANAGED MULTI-ASSET INCOME ETF

(Cboe BZX Exchange, Inc.: QXMI)

 (each, a series of Northern Lights Fund Trust IV)

Supplement dated November 7, 2018

To the Summary Prospectus, Statutory Prospectus and Statement of Additional Information dated March 30, 2018

The Board of Trustees of the Northern Lights Fund Trust IV authorized an orderly liquidation of the QuantX Risk Managed Real Return ETF and QuantX Risk Managed Multi-Asset Income ETF (each, a “Fund” or together the “Funds”). The Funds’ Board of Trustees determined that closing and liquidating the Funds was in the best interests of each Fund and each Fund’s shareholders. Accordingly, each Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on November 29, 2018 (the “Liquidation Date”).

The last day of trading of each Fund shares on Cboe BZX Exchange, Inc. (the “CBOE”) will be November 21, 2018, which will also be the last day the Fund will accept creation units from authorized participants.

Shareholders of record remaining on November 29, 2018 will receive cash at the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of Fund shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

There can be no assurance that there will be a market for a Fund’s shares between the last day of trading on CBOE (November 21, 2018) and the Liquidation Date (November 29, 2018).

Effective November 29, 2018, all references to the Funds in the Funds’ Summary Prospectus, Prospectus and Statement of Additional Information are hereby removed.

For additional information regarding the liquidation, shareholders of each Fund may call 866-270-0300.

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and Statement of Additional Information and should be read in conjunction with those documents. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE